SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014

AMALGAMATED PICTURES CORP.

(Exact name of registrant as specified in its charter)

Florida	000-51871	20-2521015

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 JA Ely Blvd, Suite 110 Dania Beach, Florida	33004

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 600-4449

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

            (a) Previous Independent Registered Public Accounting Firm

            On March 11, 2014, Amalgamated Pictures Corp. (the "Company") received a letter from the Securities and Exchange Commission (the "SEC") informing us that effective March 6, 2014, the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of our former independent auditor, Patrick Rodgers, CPA PA. As a result of the revocation, the Company can no longer include the audit reports of Patrick Rodgers, CPA PA in the Company's filings with the SEC. In addition, as a result of the foregoing, the Company will be required to have its financial statements for any year required to be included in its filings with the SEC re-audited by a firm that is registered with the PCAOB. Our financial statements for the year ended December 31, 2012 will be re-audited by  Terry L. Johnson, CPA, a firm that is registered with the PCAOB.

            Previously, on January 31, 2014, the Company had accepted the resignation of Patrick Rodgers, CPA, PA as the independent registered public accounting firm of the Company. The resignation of Patrick Rodgers, CPA, PA was approved by the Company's Board of Directors. The reports of Patrick Rodgers, CPA, PA on the Company's financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            During the Company's fiscal years ended December 31, 2012 and 2011 and through January 31, 2014 there were no disagreements with Patrick Rodgers, CPA, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Patrick Rodgers, CPA, PA, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company's fiscal years ended December 31, 2012 and 2011 and through January 31, 2014 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

            The Company furnished a copy of the amended disclosures herein to Patrick Rodgers, CPA, PA and requested that Patrick Rodgers, CPA, PA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such amended letter dated March 17, 2014, is filed as Exhibit 16.1 to this Form 8-K.

            (b) New Independent Registered Public Accounting Firm

            On January 31, 2014, the Company's Board of Directors engaged Terry L. Johnson, CPA as its new independent registered public accounting firm to audit the Company's financial statements for the Company's fiscal year ending December 31, 2013. On March 17, 2014, Terry L. Johnson, CPA was also  engaged to re-audit the Company's financial statements for the year ended December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

            (d)       Exhibits

            The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Patrick Rodgers, CPA, PA to the Securities and Exchange Commission dated March 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED PICTURES CORP.
By:	/s/ Avery Pack

Avery Pack
President
Date : March 17, 2014